                                                                    Exhibit 4(o)
                                 AMENDMENT NO. 5
                                       TO
                    POST-PETITION LOAN AND SECURITY AGREEMENT

     This AMENDMENT NO. 5 TO POST-PETITION LOAN AND SECURITY AGREEMENT (this "Amendment") is dated April 20, 2001, and is by and among BANK OF AMERICA, N.A. ("Agent"), the Lenders signatory hereto, FRUIT OF THE LOOM, INC. ("Borrower"), and FRUIT OF THE LOOM, LTD. and certain domestic Subsidiaries of Borrower ("Guarantors").

     WHEREAS, the parties hereto are parties to a Post-Petition Loan and Security Agreement dated as of December 29, 1999 (the "Loan Agreement"); and

     WHEREAS, the parties hereto desire to amend the Loan Agreement as herein set forth:

     NOW, THEREFORE, for and in consideration of the mutual covenants set forth herein and in the Loan Agreement, the parties hereto agree as follows:

     1. Amendments. The following replaces the parenthetical clause in the definition of "Adjusted Net Earnings from Operations" after the first reference to "GAAP" contained therein: "(and excluding inventory variances incurred in a prior year but capitalized and expensed in the current year and including inventory variances incurred in the current year but capitalized and deferred to a following year)".

     2. Conditions to Effectiveness. This Amendment shall be effective upon satisfaction of the following conditions precedent:

          (a) Execution and delivery of this Amendment by Requisite Lenders, Borrower and Guarantors; and

          (b) Approval by the Bankruptcy Court.

     3. Reference to and Effect Upon the Loan Agreement.

          (a) Except as specifically amended above, the Loan Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.

          (b) Upon the effectiveness of this Amendment, each reference in the Loan Agreement to "this Agreement", "hereunder", "hereof", "herein" or words of similar import shall mean and be a reference to the Loan Agreement as amended hereby.

          4. Defined Terms. Except as otherwise defined herein, all defined terms herein shall have the meanings ascribed thereto in the Loan Agreement.

          5. Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS (AS OPPOSED TO CONFLICTS OF LAWS PROVISIONS) OF THE STATE OF ILLINOIS.

          6. Headings. Section headings in this amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purposes.

          7. Counterparts. This Amendment may be executed in any number of counterparts, each of which when so executed shall be deemed an original, but all such counterparts shall constitute one and the same instrument.

                            (signature page follows)

     IN WITNESS WHEREOF, this Amendment has been duly executed as of the date first written above.

                           BANK OF AMERICA, N.A.,
                           as Agent and Lender

                           By:
                              --------------------------------------------------
                           Name:    Stephen G. Bernardo
                           Title:   Vice President


                           AMSOUTH BANK, as Lender


                           By:
                              --------------------------------------------------
                           Name:
                                    --------------------------------------------
                           Title:
                                    --------------------------------------------


                           THE BANK OF NOVA SCOTIA, as Lender


                           By:
                              --------------------------------------------------
                           Name:
                                    --------------------------------------------
                           Title:
                                    --------------------------------------------


                           CIT GROUP/COMMERCIAL SERVICES, INC.,
                           as Lender

                           By:
                              --------------------------------------------------
                           Name:
                                    --------------------------------------------
                           Title:
                                    --------------------------------------------


                           CITICORP USA, INC., as Lender


                           By:
                              --------------------------------------------------
                           Name:
                                    --------------------------------------------
                           Title:
                                    --------------------------------------------

                           CONGRESS FINANCIAL CORPORATION
                           (CENTRAL), as Lender

                           By:
                              --------------------------------------------------
                           Name:
                                    --------------------------------------------
                           Title:
                                    --------------------------------------------


                           CREDIT AGRICOLE INDOSUEZ, as Lender


                           By:
                              --------------------------------------------------
                           Name:
                                    --------------------------------------------
                           Title:
                                    --------------------------------------------


                           CREDIT SUISSE FIRST BOSTON, as Lender


                           By:
                              --------------------------------------------------
                           Name:
                                    --------------------------------------------
                           Title:
                                    --------------------------------------------


                           debis FINANCIAL SERVICES, INC., as Lender


                           By:
                              --------------------------------------------------
                           Name:
                                    --------------------------------------------
                           Title:
                                    --------------------------------------------


                           FLEET CAPITAL CORPORATION, as Lender


                           By:
                              --------------------------------------------------
                           Name:
                                    --------------------------------------------
                           Title:
                                    --------------------------------------------

                           FOOTHILL CAPITAL CORPORATION,
                           as Lender

                           By:
                              --------------------------------------------------
                           Name:
                                    --------------------------------------------
                           Title:
                                    --------------------------------------------


                           GENERAL ELECTRIC CAPITAL
                           CORPORATION, as Lender

                           By:
                              --------------------------------------------------
                           Name:
                                    --------------------------------------------
                           Title:
                                    --------------------------------------------


                           GMAC BUSINESS CREDIT, LLC, as Lender


                           By:
                              --------------------------------------------------
                           Name:
                                    --------------------------------------------
                           Title:
                                    --------------------------------------------


                           GOLDMAN SACHS CREDIT PARTNERS, L.P.,
                           as Lender

                           By:
                              --------------------------------------------------
                           Name:
                                    --------------------------------------------
                           Title:
                                    --------------------------------------------


                           HELLER FINANCIAL, INC., as Lender


                           By:
                              --------------------------------------------------
                           Name:
                                    --------------------------------------------
                           Title:
                                    --------------------------------------------

                           ISRAEL DISCOUNT BANK, as Lender

                           By:
                              --------------------------------------------------
                           Name:
                                    --------------------------------------------
                           Title:
                                    --------------------------------------------


                           LASALLE BUSINESS CREDIT, INC.,
                           as Lender

                           By:
                              --------------------------------------------------
                           Name:
                                    --------------------------------------------
                           Title:
                                    --------------------------------------------


                           NATIONAL CITY COMMERCIAL FINANCE,
                           INC., as Lender

                           By:
                              --------------------------------------------------
                           Name:
                                    --------------------------------------------
                           Title:
                                    --------------------------------------------


                           THE PROVIDENT BANK, as Lender


                           By:
                              --------------------------------------------------
                           Name:
                                    --------------------------------------------
                           Title:
                                    --------------------------------------------


                           TRANSAMERICA BUSINESS CREDIT
                           CORPORATION, as Lender

                           By:
                              --------------------------------------------------
                           Name:
                                    --------------------------------------------
                           Title:
                                    --------------------------------------------

                           BORROWER
                           in its capacity as
                           debtor-in-possession:

                           FRUIT OF THE LOOM, INC.,
                           a Delaware corporation

                           By:
                              ----------------------------------
                           Name:    Brian J. Hanigan
                           Title:   Vice President and Treasurer


GUARANTORS
each in its capacity as
debtor-in-possession:

                           MARTIN MILLS, INC.,
                           a Louisiana corporation

                           PRO PLAYER, INC.,
                           a New York corporation

                           RABUN APPAREL, INC.,
                           a Georgia corporation

                           SALEM SPORTSWEAR CORPORATION,
                           a Delaware corporation

                           UNION SALES, INC.,
                           a Delaware corporation

                           UNION YARN MILLS, INC.,
                           an Alabama corporation

                           WHITMIRE MANUFACTURING, INC.,
                           a South Carolina corporation

                           WINFIELD COTTON MILL, INC.,
                           an Alabama corporation

                           FTL REGIONAL SALES COMPANY, INC.,
                           a Delaware corporation

                           LEESBURG YARN MILLS, INC.,
                           an Alabama corporation

                           SALEM SPORTSWEAR, INC.,
                           a New Hampshire corporation

                           FRUIT OF THE LOOM TRADING COMPANY,
                           a Delaware corporation

                           UNION UNDERWEAR COMPANY, INC.,
                           a New York corporation

                           ALICEVILLE COTTON MILL, INC.,
                           an Alabama corporation

                           THE B.V.D. LICENSING CORPORATION,
                           a Delaware corporation

                           FAYETTE COTTON MILL, INC.,
                           an Alabama corporation

                           FOL CARIBBEAN CORPORATION,
                           a Delaware corporation

                           FRUIT OF THE LOOM ARKANSAS, INC.,
                           an Arkansas corporation

                           FRUIT OF THE LOOM CARIBBEAN, INC.,
                           a Delaware corporation

                           FRUIT OF THE LOOM, INC.,
                           a New York corporation

                           FRUIT OF THE LOOM TEXAS, INC.,
                           a Texas corporation

                           FTL SALES COMPANY, INC.,
                           a New York corporation

                           GITANO FASHIONS LIMITED,
                           a Delaware corporation

                           GREENVILLE MANUFACTURING, INC.,
                           a Mississippi corporation

                           FOL R&D  INC.,
                           a New York corporation

                           NWI LAND MANAGEMENT, INC.,
                           a Delaware corporation

                           ARTEX MANUFACTURING COMPANY, INC.,
                           a Delaware corporation

                           FTL INVESTMENTS, INC.,
                           a Delaware corporation

                           LEESBURG KNITTING MILLS, INC.,
                           an Alabama corporation

                           DEKALB KNITTING CORP.,
                           an Alabama corporation

                           SHERMAN WAREHOUSE CORP.,
                           a Mississippi corporation

                           FTL SYSTEMS, INC.,
                           a Tennessee corporation

                           By:
                                ------------------------------------------------
                           Name:    John J. Ray III
                           Title:   Chief Administrative Officer
                                    of each of the foregoing entities
                                    identified as a Guarantor


                           FRUIT OF THE LOOM, LTD.,
                           a Cayman Islands corporation

                           By:
                                ------------------------------------------------
                           Name:    John J. Ray III
                           Title:   Chief Administrative Officer